UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2015

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House

12 Crow Lane

Pembroke, HM19 Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RenaissanceRe Holdings Ltd. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on March 6, 2015 (the “Original Filing”), which reported the completion on March 2, 2015 of the acquisition of Platinum Underwriters Holdings, Ltd. (the “Platinum Acquisition”) and included the historical audited financial statements of Platinum Underwriters Holdings, Ltd. required by Item 9.01(a) of Form 8-K. The Company is filing this Amendment No. 1 on Form 8-K/A to the Original Filing to amend and supplement the disclosure to include the pro forma financial information required by Item 9.01(b) of Form 8-K that was excluded from the Original Filing. No other amendments to the Original Report are being made by this Amendment No. 1.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of December 31, 2014 and the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014, which give effect to the Platinum Acquisition, are filed herewith as Exhibit 99.3.

(d)	Exhibits

Number	Description

99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of December 31, 2014 and the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014, which give effect to the Platinum Acquisition

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: May 15, 2015	By:	/s/ Mark A. Wilcox
Name: Mark A. Wilcox
Title: Senior Vice President, Chief Accounting Officer and Corporate Controller